UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022 (February 3, 2022)

SilverBox Engaged Merger Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40118	85-4169699
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 S. Capital of Texas Highway Building 2, Suite 285 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

(512) 575-3637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBEAU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	SBEA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SBEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 3, 2022, SilverBox Engaged Merger Corp I (“SBEA”) provided written notice to the Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of its units, shares of Class A common stock and warrants from Nasdaq and that, following the completion of its previously announced business combination (the “Business Combination”) with Authentic Brands LLC (“Authentic Brands”), SBEA expects the Class A common stock and warrants of the post-Business Combination company, BRC Inc. (“PubCo”), to be listed on the New York Stock Exchange (the “NYSE”). The shares of Class A common stock and warrants of PubCo are expected to commence trading on the NYSE the day after the closing of the Business Combination under the symbols “BRCC” and “BRCC WS,” respectively.

The NYSE listing and Nasdaq delisting are subject to the closing of the Business Combination and fulfillment of all NYSE listing requirements. The closing of the Business Combination is subject to the satisfaction of customary closing conditions.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 3, 2022, SBEA held a special meeting of its stockholders (the “Special Meeting”) in connection with SBEA’s previously announced business combination with Authentic Brands, pursuant to that certain Business Combination Agreement, dated as of November 2, 2021 (as amended by the First Amendment to Business Combination Agreement dated as of January 4, 2022, the “Business Combination Agreement”), by and among SBEA, PubCo, SBEA Merger Sub LLC, Blocker Merger Sub LLC, Authentic Brands, and Grand Opal Investment Holdings, Inc.

At the close of business on January 3, 2022, the record date for the Special Meeting, there were an aggregate of 34,500,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Stock”) of SBEA, and 8,625,000 shares of Class B common stock, par value $0.001 per share (the “Class B Stock”), of SBEA, outstanding, each of which were entitled to one vote with respect to each proposal. At the opening of the Special Meeting, there were at least 25,441,363 shares of Class A Stock present in virtually or by proxy, which represented 58.99% of the shares of Class A Stock entitled to vote, and 8,625,000 shares of the Class B Stock present in virtually or by proxy, which represented 100% of the Class B Stock entitled to vote. Collectively, this constituted a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement of SBEA, which was filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2022 (the “Proxy Statement”). A summary of the voting results at the Special Meeting is set forth below:

The stockholders approved each of the Business Combination Proposal, each Organizational Document Proposal, the Stock Issuance Proposal, the Omnibus Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

1.       The Business Combination Proposal. To approve and adopt the Business Combination Agreement, a copy of which is attached to the Proxy Statement as Annex A.

Class	For	Against	Abstain
Class A Stock	14,740,289	2,099,573	11,610
Class B Stock	8,625,000	0	0
Total	23,365,289	2,099,573	11,610

2.       Organizational Documents Proposal A. To approve an amendment and restatement of the Amended and Restated Certificate of Incorporation of SBEA, providing for the creation of 35,000,000 authorized shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), for purposes of the issuance of such shares to certain investors under the subscription and backstop agreements and the amended and restated forward purchase agreement.

Class	For	Against	Abstain
Class A Stock	13,153,173	3,651,401	46,898
Class B Stock	8,625,000	0	0
Total	21,778,173	3,651,401	46,898

3.       Organizational Documents Proposal B. To approve the provision in the amended and restated certificate of incorporation of PubCo (the “Proposed Charter”) changing the authorized capital stock of 111,000,000 shares, consisting of 100,000,000 shares of Class A Common Stock, par value $0.0001 per share, 10,000,000 shares of Class B Common Stock, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to authorized capital stock of 2,802,500,000 shares, consisting of 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share, 300,000,000 shares of Class B Common Stock, par value $0.0001 per share, 1,500,000 shares of Class C Common Stock, par value $0.0001 per shares, which shall be divided into 750,000 shares of Series C-1 Common Stock, par value $0.0001 per share and 750,000 shares of Series C-2 Common Stock, par value $0.0001 per share, and 1,000,000 shares of undesignated preferred stock, par value $0.0001 per share.

Class	For	Against	Abstain
Class A Stock	13,431,078	3,362,065	58,329
Class B Stock	8,625,000	0	0
Total	22,056,078	3,362,065	58,329

4.       Organizational Documents Proposal C. To approve the provision in the Proposed Charter pursuant to which: (a) the affirmative vote of the holders of at least 66 2∕3% of the total voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class is required to amend provisions relating to, among other matters: (i) stockholder meetings, (ii) the board of directors, (iii) indemnification and limitation of liability of officers and directors, (iv) election not to be governed by Section 203 of the Delaware General Corporation Law and business combinations generally, (v) forum selection, and (vi) amendment of the Proposed Charter; and (b) the affirmative vote of at least 80% of the total voting power of all then outstanding shares of common stock of PubCo entitled to vote generally in the election of directors, voting together as a single class, is required to amend provisions with respect competition and corporate opportunities.

Class	For	Against	Abstain
Class A Stock	14,354,585	2,444,340	52,547
Class B Stock	8,625,000	0	0
Total	22,979,585	2,444,340	52,547

5.       Organizational Documents Proposal D. To approve all other changes in connection with the replacement of the existing organizational documents of SBEA with the proposed organizational documents of PubCo, including, among other things, changing from a blank check company seeking a business combination within a certain period (as provided in the existing SBEA certificate of incorporation), to a public benefit corporation having perpetual existence (as provided in the Proposed Charter).

Class	For	Against	Abstain
Class A Stock	14,706,625	2,114,306	30,541
Class B Stock	8,625,000	0	0
Total	23,331,625	2,114,306	30,541

6.       Organizational Documents Proposal E. To provide for a classified board of directors and direct that board vacancies be filled by the majority of directors then in office, unless specified otherwise in the Investor Rights Agreement to be entered into between PubCo and the investors party thereto or the proposed bylaws of PubCo.

Class	For	Against	Abstain
Class A Stock	14,308,496	2,508,651	34,325
Class B Stock	8,625,000	0	0
Total	22,933,496	2,508,651	34,325

7.       Stock Issuance Proposal. To consider and vote upon a proposal to approve and adopt for purposes of complying with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of shares of Class C Common Stock of SBEA to the investors pursuant to the subscription and backstop agreements and the amended and restated forward purchase agreement.

Class	For	Against	Abstain
Class A Stock	14,672,596	2,143,789	35,087
Class B Stock	8,625,000	0	0
Total	23,297,596	2,143,789	35,087

8.       Omnibus Incentive Plan Proposal. To consider and vote upon a proposal to approve the adoption of the Omnibus Incentive Plan, a copy of which is attached to the Proxy Statement as Annex G.

Class	For	Against	Abstain
Class A Stock	14,370,764	2,398,376	82,332
Class B Stock	8,625,000	0	0
Total	22,995,764	2,398,376	82,332

9.       Employee Stock Purchase Plan Proposal. To consider and vote upon a proposal to approve the adoption of the Employee Stock Purchase Plan, a copy of which is attached to the Proxy Statement as Annex H.

Class	For	Against	Abstain
Class A Stock	14,663,860	2,151,508	36,104
Class B Stock	8,625,000	0	0
Total	23,288,860	2,151,508	36,104

10.       Adjournment Proposal. To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote at the Special Meeting.

Class	For	Against	Abstain
Class A Stock	14,188,713	2,620,557	42,202
Class B Stock	8,625,000	0	0
Total	22,813,713	2,620,557	42,202

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the Business Combination Agreement are expected to be consummated on February 9, 2022. Following the consummation of the Transactions, the common stock and warrants of PubCo are expected to begin trading on the New York Stock Exchange under the symbols “BRCC” and “BRCC WS,” respectively, on February 10, 2022.

Item 8.01	Other Items.

On February 3, 2022, SBEA issued a press release with respect to the Business Combination relating to, among other things, the receipt of stockholder approval at the Special Meeting and the extension of the deadline for withdrawal of redemption requests. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

SBEA also announced that the deadline for stockholders to withdraw their redemption requests has been extended to 5:00 p.m. (Eastern time) on February 8, 2022. Any stockholder wishing to withdraw a redemption request may request a withdrawal by contacting SBEA’s transfer agent.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit

No.	Description
99.1	Press release dated February 3, 2022
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands LLC (the “Company”) or SilverBox Engaged Merger Corp I (“SBEA”). Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Unless required by law, neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2022

SILVERBOX ENGAGED MERGER CORP I

By:	/s/ Daniel E. Esters
Name:	Daniel E. Esters
Title:	Chief Financial Officer